SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2007 (March 28, 2007)

GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 29, 2007, Goldleaf Financial Solutions, Inc. (“Goldleaf” or the “Company”), issued the press release attached hereto as Exhibit 99.1.  The press release describes the Company’s financial results for the fourth quarter and year ended December 31, 2006.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2007, the Company’s board of directors, acting upon the recommendation of the Company’s audit committee, concluded that the Company’s financial statements for the fiscal quarters and the three, six and nine months periods ended March 31, 2006, June 30, 2006, and September 30, 2006, respectively, are required to be restated and should no longer be relied upon.  The recommendation of the Company’s audit committee was made after consultation with Company management that all audit fees for audits of the historical periods of KVI Capital and Goldleaf Technologies incurred in each of the fiscal quarters ended March 31, 2006, June 30, 2006, and September 30, 2006 should be recorded as period costs rather than capitalized as direct costs of the acquisitions.  To reflect this adjustment, on March 29, 2007, Goldleaf filed with the SEC amendments to its quarterly reports on Form 10-Q for each of the fiscal quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.  After reaching this conclusion, the audit committee discussed these matters with its independent registered public accounting firm.

The adjustment lowers the Company’s operating income by $55,000 and increases the Company’s net loss available to common shareholders and diluted loss per share by $34,000 and $0.01, respectively, for the three months ended March 31, 2006.  For the three and six months ended June 30, 2006, the adjustment lowers the Company’s operating income by $281,000 and $336,000, increases the Company’s net loss available to common shareholders by $173,000 and $207,000, and increases the Company’s diluted loss per share by $0.05 and $0.07, respectively.  And for the three and nine months ended September 30, 2006, the adjustment lowers the Company’s operating income by $51,000 and $387,000, increases the Company’s net loss available to common shareholders by $31,000 and $238,000 and increases the Company’s diluted loss per share by $0.01 and $0.08 respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Number	Exhibit

	99.1	Press Release dated March 29, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ J. Scott Craighead

	Name:	J. Scott Craighead
	Title:	Chief Financial Officer
Date: March 29, 2007